J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
Supplement dated August 13, 1998, as applicable to the following Prospectuses:

J.P. Morgan Fixed Income Funds, dated March 13, 1998
J.P. Morgan Institutional Fixed Income Funds, dated March 13, 1998

For  the  most  recent  information  on  Expenses,   Performance  and  Financial
Highlights for the New York Total Return Bond Fund and California Bond Fund, please see each fund's individual prospectus dated August 3, 1998.